KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Mercedes-Benz Financial Services Canada Corporation (the “Company”)
RBC Dominion Securities Inc.
RBC Capital Markets, LLC
Scotia Capital Inc.
Scotia Capital (USA) Inc.
(together, the “Specified Parties”)

Re: MBARC Credit Canada Inc., 2017-A Asset-Backed Notes (the “Notes”)
We have performed the procedures described below, which were agreed to by the Specified Parties, to assist the Specified Parties with certain information pertaining to a portfolio of automobile lease receivables which we were informed are intended to be included as collateral in the offering of the Notes.  This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.
Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:
•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted.  Such compared information was deemed to be in agreement if differences were attributable to rounding.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

•	The term “rounding” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.
•	The term “Leases” means a pool of new and pre-owned automobile lease receivables and the related leased vehicles.
•
The term “Data File” means an electronic data file (“SALC 2017-A prel. Pool_755Mio_KPMG.xls”), provided by the Company on March 28, 2017, containing certain information related to 19,969 Leases as of February 28, 2017 (the “Cut-off Date”).

•
The term “Sample Leases” means a sample of 100 Leases that we selected randomly from the Data File as instructed by the Company. A listing of the Sample Leases is attached hereto as Exhibit A.  For purposes of this procedure, the Company did not inform us as to the basis for how they selected the number of Leases that we were instructed to randomly select from the Data File.

KPMG network of independent member firms affiliated with KPMG
International Cooperative ("KPMG International"), a Swiss entity.

•
The term “ALFA” means the Company’s lease portfolio management system used to track and account for its automobile leases beginning May 2, 2016 (which also contains information originated in the prior system, LeMans).

•
The term “LeMans” means the Company’s lease portfolio management system used to track and account for its automobile leases until May 2, 2016 when this system was superseded by the ALFA system and all active contracts in LeMans were migrated to ALFA.

•	The term “FAW” means Financial Agent Workbench, which is the Company’s Customer Relationship Management tool used to service customer accounts.
•	The term “ACE” means Automated Credit Evaluation, which is the Company’s system used to track credit scores related to its automobile leases.
•
The term “Lease File” means any file containing some or all of the following documents: Lease Contract and various screenshots contained within ALFA, ACE, or FAW. The Company represented that the Lease File, furnished to us by the Company, was either the original Lease File, a copy of the original Lease File, or a copy of electronic records contained within ALFA, ACE or FAW. We make no representation regarding the validity or accuracy of these documents or the execution of the Lease Contract by the Lessee. The term “Credit Score” means either a FICO credit score or a Beacon credit score.

The Company is responsible for the Data File.
At the request of the Specified Parties, we performed the following procedures with respect to the Sample Leases. For each Sample Lease, we compared information contained in the Data File to information contained in the Lease File for the attributes listed below.
The Specified Parties indicated that the absence of any of the noted documents or the inability to agree the indicated information from the Data File to the documents or other information contained in the Lease File for each of the attributes identified constituted an exception.
Attributes	Lease Files / Instructions
Lease Number	ALFA
Running Rate	ALFA
Adjusted Capitalized Cost	Lease Contract
Original Start Date	ALFA
Maturity Date (Recomputed Maturity Date)
Lease Contract. The Company instructed us to recompute the Maturity Date as the Lease Date plus the Original Term shown in the Lease Contract (the “Recomputed Maturity Date”). We compared the Recomputed Maturity Date to the Maturity Date contained in the Data File. The Company instructed us to consider Sample Leases with Recomputed Maturity Dates equal to the 29th, 30th or 31st of a month to be in agreement, if the Data File indicated that the respective Maturity Dates to be the 1st of the following month for Sample Leases with account numbers (which were shown in the “PCD_ACCT_NBR field) beginning with “5,” or the 1st, 2nd and 3rd of the following month for Sample Leases with account numbers beginning with “7.” Sample Leases with account numbers beginning with “5” were originated in

Attributes	Lease Files / Instructions

ALFA, and Sample Leases with account numbers beginning with “7” were originated in LeMans. The Company informed us that ALFA and LeMans do not permit maturity dates at the end of a month (i.e., 29th, 30th or 31st). ALFA will adjust such dates to the 1st of the following month, and LeMans will adjust such dates to the 1st, 2nd or 3rd of the following month. The Company will notify the lessee, via written notice, of the change in date.

Vehicle Value	ALFA
New/Used
Lease Contract. The Company instructed us to consider Sample Leases as “New,” if the odometer reading per the Lease Contract was less than 15,000 kilometers. The Company informed us that it is the Company’s policy to consider such Leases as “New” for purposes of structuring the leases using new car residual values. The Company also instructed us to consider a vehicle to be “Used,” regardless of the odometer reading, if the vehicle was previously leased to an employee of the Company under a Lease Contact. In the event the Sample Lease was stated as “Used” in the Data File, and the odometer reading per the Lease Contract was less than 15,000 kilometers, the Company instructed us to identify language in the “Account” screen in ALFA which indicated the vehicle was an “employee lease.” For such lease, the Company also instruct us to utilize the Return Receipt from ALFA to evidence the return of the vehicle.

Original Term	Lease Contract
Contract Residual	Lease Contract
Province or Territory of Origination	FAW. The Company instructed us to consider the Province or Territory in the “Garaging Address” per FAW to be the Province or Territory of Origination.
Base Rent Payment	Lease Contract
Vehicle Make	Lease Contract
Vehicle Model Class
Lease Contract. The Company instructed us to compare the Vehicle Model Class stated in the Data File to the Class portion of Vehicle Model information contained in the Lease Contract. For example, the Class portion of Vehicle Model “C300 4M” is “C300.” For Sample Lease #88, the Vehicle Model Class per the Data File stated “SMARTC,” while the Class Portion of Vehicle Model per the Lease Contract stated “fortwo pure cpe Canadian Packa.” The Company informed us that both “SMARTC” and “fortwo” represent the same type of vehicle (i.e., smart vehicle), and as such, the Company instructed us to consider the Vehicle Model Class for this Sample Lease to be in agreement.

Vehicle Model Year	Lease Contract
Vehicle Identification Number	Lease Contract
Credit Score	ACE. The Company instructed us not to compare Credit Score for Sample Leases with a blank Credit Score or a Credit Score of “0” per

Attributes	Lease Files / Instructions

the Data File. The Company informed us that Sample Leases with a blank Credit Score or a Credit Score of “0” were either (i) leases for small business owners with vehicles registered under the company’s name, or (ii) rebooked leases with existing credit approval from the original booking.

Current Remaining Term (Recomputed Current Remaining Term)
ALFA. The Company instructed us to recompute the Current Remaining Term (“Recomputed Current Remaining Term”) as the “Rentals Remaining” contained in ALFA plus one month to reflect the payment that was made after the Cut-off Date. We compared the Recomputed Current Remaining Term to the Current Remaining Term in the Data File.

The information regarding the Sample Leases was found to be in agreement with the respective information contained in the Lease Files, except as noted in Exhibit B. There were no conclusions that resulted from the procedures.
We were not engaged to, and did not, conduct an audit, examination, or review, the objective of which would be the expression of an opinion or conclusion on the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.
The procedures performed were applied based on the information included in the Data File and information and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Leases, (ii) the reliability or accuracy of the Data File, the Lease Files, or data and documents furnished to us by the Company which were used in our procedures, or (iii) matters of legal interpretation.
The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Leases to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Leases being securitized, (iii) the compliance of the originator of the Leases with applicable laws and regulations, or (iv) any other factor or characteristic of the Leases that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.  The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).
The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.
This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSRO’s, who are not identified in the report as Specified Parties but may have access to this report as required by law or regulation.
/s/ KPMG LLP

April 27, 2017

Exhibit A

The Sample Leases

Sample Lease #	Lease Number	Sample Lease #	Lease Number	Sample Lease #	Lease Number
1	298	35	2688	69	6878
2	15984	36	9930	70	8427
3	18085	37	5248	71	17888
4	17422	38	16677	72	7016
5	5977	39	4962	73	17694
6	2427	40	3049	74	14873
7	17184	41	8207	75	11917
8	5415	42	1028	76	16546
9	8918	43	7140	77	11972
10	11816	44	13845	78	10243
11	7447	45	13582	79	13647
12	5921	46	6500	80	685
13	16826	47	16184	81	19872
14	2091	48	15631	82	17507
15	14387	49	18023	83	1615
16	14489	50	15831	84	5348
17	18260	51	7396	85	18961
18	4590	52	1931	86	19337
19	3602	53	6987	87	7796
20	1087	54	16346	88	13347
21	19817	55	14230	89	4879
22	12736	56	17181	90	12992
23	147	57	1487	91	13947
24	7611	58	5707	92	4153
25	12270	59	6836	93	908
26	4135	60	762	94	4196
27	16973	61	10566	95	4235
28	19043	62	7543	96	3384
29	19886	63	16984	97	13034
30	8392	64	13004	98	14503
31	1848	65	8569	99	13441
32	18765	66	9763	100	12434
33	1918	67	4307
34	3168	68	18770

(*)	The Company has assigned a unique Lease Number to each Lease in the Data File. The Lease Numbers referred to in this Exhibit are not the Customer Account Numbers.

Exhibit B

Exceptions List

Sample Lease #	Lease Number	Attribute	Per Data File	Per Lease File
44	13845	Contract Residual	$ 28,792.31	$ 28,792.25
65	8569	Adjusted Capitalized Cost	$ 82,783.49	$ 80,985.49
65	8569	Base Rent Payment	$ 1,271.55	$ 1,218.71